                                                                    EXHIBIT 10.7


                                                           EXECUTION COPY


                               INDEMNITY AGREEMENT

                            dated as of July 10, 2000

                                      among

                   THE INDUSTRIAL INVESTMENT COMPANY LIMITED,

                   CHASE ASIA INVESTMENT PARTNERS II (Y), LLC,

                          ASIA OPPORTUNITY FUND, L.P.,

                      ORCHID HONG KONG INVESTMENT HOLDINGS,

                           RESERVOIR-OLYMPUS II, L.P.,

                           OLYMPUS CAPITAL ASIA, L.P.,

                      OLYMPUS CAPITAL ASIA OFFSHORE, L.P.,

                             OLYMPUS HOLDINGS, L.P.,

                             OLYMPUS-ASAT I, L.L.C.

                             OLYMPUS-ASAT II, L.L.C.

                                       and

                              ASAT HOLDINGS LIMITED

                               INDEMNITY AGREEMENT

         AGREEMENT (the "Agreement") dated July 10, 2000 among THE INDUSTRIAL INVESTMENT COMPANY LIMITED, CHASE ASIA INVESTMENT PARTNERS II (Y), LLC, ASIA OPPORTUNITY FUND, L.P., ORCHID HONG KONG INVESTMENT HOLDINGS, RESERVOIR-OLYMPUS II, L.P., OLYMPUS CAPITAL ASIA, L.P., OLYMPUS CAPITAL ASIA OFFSHORE, L.P., and OLYMPUS HOLDINGS, L.P., (each a "Shareholder" and collectively, the "Shareholders") and ASAT HOLDINGS LIMITED (the "Company").


                              W I T N E S S E T H :

               WHEREAS, the Shareholders own all the currently issued ordinary shares of the Company;

               WHEREAS, the Shareholders have agreed to enable the Company to raise additional equity funds through an initial public offering (the "Offering") of American depositary receipts ("ADRs") representing ordinary shares of the Company (the "Shares");

               WHEREAS, the Shareholders have agreed to sell a portion of the Shares held by them in the Offering in the form of ADRs; and

               WHEREAS, the Company has prepared and filed with the United States Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form F-1, (File No. 333-12124), including a preliminary prospectus, relating to the ADRs. As used in this Agreement, the term "Registration Statement" means such registration statement as amended to the date of this Agreement, and the term "Prospectus" means the prospectus included in the Registration Statement as amended to the date of this Agreement and as amended by a prospectus relating to the ADRs to be filed with the Commission pursuant to Rule 424 under the Act. The Company has also entered into an underwriting agreement of even date herewith with Chase Securities, Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Smith Barney Inc. (each, an "Underwriter" and such agreement, the "Underwriting Agreement") as representatives for the several underwriters named therein.

               NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

               1. The Company agrees to indemnify and hold harmless each Shareholder, its directors, its officers and each person, if any, who controls any Shareholder within the meaning of Section 15 of the Act or Section 20 of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Shareholder furnished in writing to the Company by such Shareholder to the Company and expressly for use in the Registration Statement and appearing in the sections entitled "Principal Shareholders" or "Related Party Transactions."

               2. Each Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Company's directors and officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (other than a Shareholder) to the same extent as the foregoing indemnity from the Company to such Shareholder but only with reference to information relating to such Shareholder furnished in writing to the Company by such Shareholder expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. Notwithstanding the foregoing, the aggregate liability of any Shareholder pursuant to this section shall be limited to an amount equal to the net proceeds received by such Shareholder from the sale of the ADRs representing Shares sold by such Shareholder in the Offering.

               3. In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 1 or 2 above (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Shareholders, their officers and directors and all persons, if any, who control any Shareholders within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act and (ii) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and all persons, if any, who control the Company within the meaning of either such Section (other than a Shareholder), and all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Shareholders and such control persons of any Shareholders, such firm shall be designated in writing by the Shareholders. If a Shareholder is advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the other Shareholders, such Shareholder may retain its own counsel, which shall be designated in writing. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

               4. To the extent the indemnification provided for in this Agreement is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the relevant Shareholder or Shareholders on the other hand from the Offering or (ii) if the allocation provided by clause 4(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 4(i) above but also the relative fault of the Company on the one hand and the relevant Shareholder or Shareholders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the relevant Shareholder or Shareholders on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering received by the relevant Shareholder or Shareholders bear to the total price to the public of the ADRs as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the relevant Shareholder or Shareholders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the relevant Shareholder or Shareholders on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               5. The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to Section 4 above were determined by pro rata allocation (even if the Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this section, the aggregate liability of any Shareholder shall be limited to an amount equal to the total net proceeds received by such Shareholder from the sale of the ADRs representing Shares sold by such Shareholder in the Offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Shareholders' obligations to contribute pursuant to this section are several in proportion to the respective number of ADRs representing Shares sold by each of the Shareholders in the Offering and not joint or joint and several.

               6. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented unless in writing signed by the Company and each of the Shareholders. Each Shareholder shall be bound by any consent obtained in the manner authorized by this section.

               7. All communications provided for in connection with this Agreement shall be sent by first-class mail or overnight courier and (a) if addressed to the Shareholders, addressed to the Shareholders in the manner set forth in Annex C to the Amended and Restated Shareholders Agreement to be dated July 14, 2000 among the Company, the Shareholders and the other shareholders named therein, or at such other address as the Shareholders shall have furnished to the Company in writing, or (b) if addressed to the Company, to ASAT Holdings Limited, QPL Industrial Building, 14th Floor, 138 Texaco Road, Tsuen Wan, New Territories, Hong Kong, Attention: Terence Scandrett, Facsimile: (852) 2407-1868, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each Shareholder in writing.

               8. This Agreement shall be construed and enforced in accordance with, and the rights and obligations of the parties shall be governed by, the laws of the State of New York.

               9. The parties of this Agreement irrevocably agree that the courts of Hong Kong are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and each party submits to the jurisdiction of the Hong Kong courts. Any proceeding, suit or action arising out of or in connection with this Agreement ("Proceedings") shall be brought in the Hong Kong courts. Each of the parties to this Agreement irrevocably waives (and irrevocably agrees not to raise) any objection which it may have now or hereafter to the laying of the venue of any Proceedings in the Hong Kong courts and any claim that such Proceedings have been brought in any inconvenient forum.

               10. The Company hereby appoints ASAT Limited, QPL Industrial Building, 14th Floor, 138 Texaco Road, Tsuen Wan, New Territories, Hong Kong,
Attention: Terence Scandrett, Facsimile: (852) 2407-1868, as its agent to accept service of process on its behalf in respect of any proceedings in Hong Kong and agrees that any Proceedings may be commenced by service on such agent. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

               11. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same agreement and shall become effective only when one or more of the counterparts shall have been signed by each party and delivered to the other party, it being understood that all the parties need not sign the same counterpart.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    ASAT HOLDINGS LIMITED


                                    By: /s/ Terence P. Scandrett
                                            -------------------------
                                        Name: Terence P. Scandrett
                                        Title: Chief Financial Officer



                                    THE INDUSTRIAL INVESTMENT COMPANY LIMITED


                                    By: /s/ Li Tung Lok
                                        -----------------------------
                                        Name: Li Tung Lok
                                        Title: Director

                          CHASE ASIA INVESTMENT PARTNERS II (Y), LLC

                          By:  Chase Asia Investment Partners, L.P., its member

                          By: Chase Asia Equity Partners, L.P., its general partner

                          By:  CCP Asia Equity Company, a managing general
                               partner


                          By:   /s/ Maura Wong
                                --------------------------------
                                Name: Maura Wong
                                Title: Managing Director

                          ASIA OPPORTUNITY FUND, L.P.

                          By:  Asia Opportunity Company, its general partner

                          By:   /s/ Maura Wong
                                --------------------------------
                                Name: Maura Wong
                                Title: Managing Director


                          ORCHID HONG KONG INVESTMENT HOLDINGS

                          By:   Orchid Asia II, L.P., its sole member

                          By:   Orchid Asia Holdings, LLC, its general partner


                          By:   /s/ Gabriel Li
                                ----------------------------------
                                Name: Gabriel Li
                                Title: Vice President

                              RESERVOIR-OLYMPUS II, L.P.

                              By: Olympus Capital Holdings Asia, L.L.C., its general partner

                              By:  Olympus Capital Holdings Asia, its
                                   managing member


                              By:  /s/ Terrye Dewey
                                   ------------------------------
                                   Name: Terrye Dewey
                                   Title: Chief Financial Officer

                              OLYMPUS CAPITAL ASIA, L.P.

                              By: Olympus Capital Holdings Asia, L.L.C., its general partner

                              By: Olympus Capital Holdings Asia, its managing member

                              By:  /s/ Terrye Dewey
                                   -------------------------------
                                   Name: Terrye Dewey
                                   Title: Chief Financial Officer

                              OLYMPUS CAPITAL ASIA OFFSHORE, L.P.

                              By: Olympus Capital Holdings Asia, L.L.C., its general partner

                              By:  Olympus Capital Holdings Asia, its
                                   managing member

                              By:  /s/ Terrye Dewey
                                   --------------------------------
                                   Name: Terrye Dewey
                                   Title: Chief Financial Officer

                              OLYMPUS HOLDINGS, L.P.

                              By:  Olympus Management GP Corporation, its
                                   general partner

                              By:  /s/ Terrye Dewey
                                   ---------------------------------
                                   Name: Terrye Dewey
                                   Title: Chief Financial Officer

                    OLYMPUS-ASAT I, L.L.C.

                    By: Olympus Capital Holdings Asia, L.L.C., its managing
                        member

                    By: Olympus Capital Holdings Asia, its managing member


                    By: /s/ Terrye Dewey
                        ---------------------------------
                        Name: Terrye Dewey
                        Title: Chief Financial Officer

                    OLYMPUS-ASAT II, L.L.C.


                    By: Olympus Capital Holdings Asia, L.L.C., its managing
                        member

                    By: Olympus Capital Holdings Asia, its managing member


                    By: /s/ Terrye Dewey
                        ---------------------------------
                        Name: Terrye Dewey
                        Title: Chief Financial Officer